LEASES	12 Months Ended
Jun. 25, 2014
Leases [Abstract]
LEASES
LEASES
(a) Capital Leases
We lease certain buildings under capital leases. The asset value of $39.0 million at June 25, 2014 and June 26, 2013, and the related accumulated amortization of $20.1 million and $18.2 million at June 25, 2014 and June 26, 2013, respectively, are included in property and equipment. Amortization of assets under capital leases is included in depreciation and amortization expense.
(b) Operating Leases
We lease restaurant facilities and office space under operating leases having terms expiring at various dates through fiscal 2093. The restaurant leases have renewal clauses of 1 to 30 years at our option and, in some cases, have provisions for contingent rent based upon a percentage of sales in excess of specified levels, as defined in the leases. We include other rent-related costs in rent expense, such as common area maintenance, taxes and amortization of landlord contributions.
Rent expense consists of the following (in thousands):

	2014	2013	2012
Straight-lined minimum rent	$90,574	$88,773	$88,194
Contingent rent	4,737	3,637	3,752
Other	9,817	9,296	9,344
Total rent expense	$105,128	$101,706	$101,290

(c) Commitments
As of June 25, 2014, future minimum lease payments on capital and operating leases were as follows (in thousands):

Fiscal Year	Capital Leases	Operating Leases
2015	$5,692	$111,314
2016	5,806	100,922
2017	5,709	78,358
2018	5,521	59,714
2019	5,202	35,238
Thereafter	36,968	105,646
Total minimum lease payments(a)	64,898	$491,192
Imputed interest (average rate of 7%)	(21,812)
Present value of minimum lease payments	43,086
Less current installments	(2,883)
	$40,203
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(a)
Future minimum lease payments have not been reduced by minimum sublease rentals to be received in the future under non-cancelable subleases. Sublease rentals are approximately $35.5 million and $48.4 million for capital and operating subleases, respectively.